UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2023

Patterson-UTI Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-39270	75-2504748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10713 W. Sam Houston Pkwy N, Suite 800, Houston, Texas		77064
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281-765-7100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PTEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 26, 2023, Patterson-UTI Energy, Inc. (the “Company” or “Patterson-UTI”) announced financial results for the three and six months ended June 30, 2023. The press release, dated July 26, 2023, is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

The information furnished pursuant to Item 2.02, including Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, shall not otherwise be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01 Other Events.

To the extent required, the information included in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Important Information for Stockholders

In connection with the proposed merger of Patterson-UTI and NexTier Oilfield Solutions Inc. (“NexTier”), Patterson-UTI has filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of Patterson-UTI and NexTier that also constitutes a prospectus of Patterson-UTI. The information in such registration statement is not complete and may be changed. Each of Patterson-UTI and NexTier also plans to file other relevant documents with the SEC regarding the proposed merger. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. After the registration statement is declared effective, the definitive joint proxy statement/prospectus will be mailed to shareholders of Patterson-UTI and NexTier. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and shareholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Patterson-UTI and NexTier once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Patterson-UTI will be available free of charge on Patterson-UTI’s website at http://www.patenergy.com or by contacting Patterson-UTI’s Investor Relations Department by phone at (281) 765-7170. Copies of the documents filed with the SEC by NexTier will be available free of charge on NexTier’s website at https://nextierofs.com or by contacting NexTier’s Investor Relations Department by phone at (346) 242-0519.

Participants in the Solicitation

Patterson-UTI, NexTier and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about the directors and executive officers of Patterson-UTI is set forth in its proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on April 11, 2023, and Patterson-UTI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 13, 2023, as amended by Amendment No.1 to its Annual Report on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on July 17, 2023. Information about the directors and executive officers of NexTier is set forth in its proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on April 28, 2023, and NexTier’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 16, 2023. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are or will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when such materials become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Patterson-UTI or NexTier using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is furnished herewith:

99.1	Press Release dated July 26, 2023 announcing financial results for the three and six months ended June 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

July 26, 2023	By:	/s/ C. Andrew Smith
Name: C. Andrew Smith
Title: Executive Vice President and Chief Financial Officer